UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 8, 2016
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 8, 2016, F. Ben Irwin resigned as a member of the Board of Directors of Xplore Technologies Corp. (the “Company”), including as a member of the various committees of the Company’s Board of Directors on which he served.  Mr. Irwin’s resignation was not because of his disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

On November 8, 2016, the Board of Directors of the Company appointed Thomas B. Pickens III as a director of the Company, to fill the vacancy resulting from the resignation of Mr. Irwin.  Mr. Pickens qualifies as an independent director, as defined under The NASDAQ Stock Market Rules, and will initially serve on the Compensation Committee and Governance and Nominating Committee of the Board of Directors of the Company.

Mr. Pickens currently serves as Chairman and Chief Executive Officer of Astrotech Corporation (NASDAQ: ASTC), which invents, acquires, and commercializes technological innovations sourced from research institutions, laboratories, universities, and internally.  Astrotech then funds, manages, and builds start-up companies for profitable divestiture to market leaders to maximize shareholder value. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co.  From 1991 to 2002, Mr. Pickens was the Chairman of multiple companies, including U.S. Utilities, Inc., Code Corporation, Catalyst Energy Corporation and United Thermal Corporation.  Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation and Vidilia Hydroelectric Corporation.  Mr. Pickens was previously the Chairman of multiple companies, including U.S. Utilities, Inc., Code Corporation, Catalyst Energy Corporation and United Thermal Corporation. Mr. Pickens’ qualifications to serve on our board of directors include his extensive executive management experience, including as Chairman and Chief Executive Officer of a NASDAQ listed company, and as a member of multiple corporate boards.  Mr. Pickens’ selection as a director was not pursuant to any arrangement or understanding between Mr. Pickens and any other persons.  The Company has not been a party to any transaction, and is not a party to any currently proposed transaction, in which the Mr. Pickens had or will have a direct or indirect material interest.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On November 9, 2016, the Company issued a press release announcing the appointment of Mr. Pickens to the Company’s Board of Directors.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated November 9, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:       /s/Tom Wilkinson
Name:  Tom Wilkinson
Title:    Chief Financial Officer

Dated: November 9, 2016